                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C.  20549

                                                     FORM 8-K

                                                  CURRENT REPORT
                                        Pursuant to Section 13 or 15(d) of
                                        the Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported):
                                                  February 22, 2005

                                               THE FIRST BANCSHARES, INC.
                                  ----------------------------------------------
                              (Exact name of registrant as specified in its charter)

          MISSISSIPPI                                 33-94288                           64-0862173
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(State or other jurisdiction of                      (Commission                        (IRS employer
       incorporation)                                File Number)                       Identification No.)

         6480 US Highway 98 West
         Hattiesburg, Mississippi                                              39402
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(Address of principal executive offices)                                    (Zip Code)

Registrant's telephone number, including area code:    (601) 268-8998

                                                   Not applicable
                                                   --------------
                            (Registrant's former address of principal executive offices)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.  On February 22, 2005 officers of The First Bancshares, Inc. will give a presentation at the Mississippi Banker's Conference.  A copy of the presentation can be found online at www.thefirstbank.com under
"Corporate Governance" heading, and will be archived and available for thirty (30) days.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   2/21/05
       --------------------

                                                     THE FIRST BANCSHARES, INC.

                                                     By:    /s/ David E. Johnson
                                                           -------------------------------------------
                                                     Name:    David E. Johnson
                                                     Title:   President, CEO &
                                                              Chairman of the Board